SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 9, 2003

FOOTSTAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11681	22-3439443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crosfield Avenue, West Nyack, New York	10994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(845) 727-6500

INFORMATION TO BE INCLUDED IN THE REPORT

Item 12.	Results of Operations and Financial Condition

        Attached and being furnished as Exhibit 99.1 is a copy of a press release of Footstar, Inc. (“Footstar”) dated October 9, 2003, announcing sales results for its second quarter of 2003, which ended September 27, 2003. A copy of the press release is attached as Exhibit 99.1.

        Footstar will host a pre-recorded conference call discussing the results to be available at approximately 8:30 a.m. on October 9, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 9, 2003	FOOTSTAR, INC. By: MAUREEN RICHARDS —————————————— Name: Maureen Richards Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release of Footstar, Inc. dated October 9, 2003.